SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Fund: Penn Series Small Cap Value Fund
Security: PrivateBancorp, Inc.
Date of Purchase: 10/11/2013
Amount of Purchase: $191,741
Purchase price: $15.75
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Virtus Investment Partners
Date of Purchase: 9/12/2013
Amount of Purchase: $444,540
Purchase price: $155.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Small Cap Value Fund
Security: Terreno Realty Corporation
Date of Purchase: 11/01/2013
Amount of Purchase: $57,432
Purchase price: $24.00
Affiliated Underwriter: Golman Sachs & Co.

Fund: Penn Series Emerging Markets Equity Fund
Security: Grupo Financiero Banorte
Date of Purchase: 7/17/2013
Amount of Purchase: $149,709
Purchase price: MXN 71.50
Affiliated Underwriter: Morgan Stanley

Fund: Penn Series Emerging Markets Equity Fund
Security: China Cinda Asset Management
Date of Purchase: 12/06/2013
Amount of Purchase: $63,887
Purchase price: HKD 3.58
Affiliated Underwriter: Morgan Stanley

Fund: Penn Series Emerging Markets Equity Fund
Security: China Conch Venture Holdings
Date of Purchase: 12/13/2013
Amount of Purchase: $45,927
Purchase price: HKD 13.56
Affiliated Underwriter: Morgan Stanley

Fund: Penn Series Large Core Growth Fund
Security: Antero Resources
Date of Purchase: 10/10/2013
Amount of Purchase: $45,927
Purchase price: $44.00
Affiliated Underwriter: Wells Fargo Securities

Fund: Penn Series SMID Cap Growth Fund
Security: The Container Store
Date of Purchase: 11/01/2013
Amount of Purchase: $2,160,000
Purchase price: $18.00
Affiliated Underwriter: Wells Fargo Securities

Fund: Penn Series SMID Cap Growth Fund
Security: Diamondback Energy
Date of Purchase: 11/07/2013
Amount of Purchase: $6,682,500
Purchase price: $53.46
Affiliated Underwriter: Wells

Fund: Penn Series SMID Cap Growth Fund
Security: Veeva Systems, Inc.
Date of Purchase: 10/15/2013
Amount of Purchase: $500,000
Purchase price: $20.00
Affiliated Underwriter: Wells Fargo Securities